Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Accounting Policies [Abstract]
Significant Accounting Policies
Significant Accounting Policies
Revenue Recognition – Health Plans Segment
Premium revenue is fixed in advance of the periods covered and except as described below, is not generally subject to significant accounting estimates. Premium revenues are recognized in the month that members are entitled to receive health care services, and premiums collected in advance are deferred. Certain components of premium revenue are subject to accounting estimates and fall into the following categories:
Contractual Provisions That May Adjust or Limit Revenue or Profit
Medicaid
Medical Cost Floors (Minimums), Medical Cost Corridors, and Administrative Cost Ceilings (Maximums): A portion of our premium revenue may be returned if certain minimum amounts are not spent on defined medical care costs. In the aggregate, we recorded a liability under the terms of such contract provisions of $326 million and $214 million at June 30, 2016 and December 31, 2015, respectively, to amounts due government agencies. Approximately $297 million and $208 million of the liability accrued at June 30, 2016 and December 31, 2015, respectively, relates to our participation in Medicaid Expansion programs.
In certain circumstances, the health plans may receive additional premiums if amounts spent on medical care costs exceed a defined maximum threshold. We recorded receivables of $1 million and $3 million at June 30, 2016 and December 31, 2015, respectively, relating to such provisions.
Profit Sharing and Profit Ceiling: Our contracts with certain states contain profit-sharing or profit ceiling provisions under which we refund amounts to the states if our health plans generate profit above a certain specified percentage. In some cases, we are limited in the amount of administrative costs that we may deduct in calculating the refund, if any. Under these provisions, we recorded a liability of $1 million and $10 million at June 30, 2016 and December 31, 2015, respectively, for profit in excess of the amount we are allowed to retain.
Retroactive Premium Adjustments: The state Medicaid programs periodically adjust premium rates on a retroactive basis. In these cases, we must adjust our premium revenue in the period in which we learn of the adjustment, rather than in the months of service to which the retroactive adjustment applies. In the first quarter of 2016 our Florida health plan recorded a retroactive increase to Medicaid premium revenue of approximately $18 million, relating to dates of service prior to 2016.
Cost Plus Retroactive Premium Adjustments: In New Mexico, when members are retroactively enrolled into our health plan, we earn revenue only to the extent of the actual medical costs incurred by us for services provided during those retroactive periods, plus a small percentage of that medical cost for administration and profit. This arrangement first became effective July 1, 2014 (retroactive to January 1, 2014). We are paid normal monthly capitation rates for the retroactive eligibility periods, and the difference between those capitation rates and the amounts due to us on a cost plus basis are periodically settled with the state. To date, no such settlement has been made. During the years ended December 31, 2014 and 2015, our New Mexico contract was not specific as to the definition of retroactive membership, and the amount we owe the state (or that the state owes us) for the difference between capitation received and amounts due to us under the cost plus arrangement during those periods varies widely depending upon the definition of retroactive membership. Although we believe that the amount we have recorded as a liability for this matter is consistent with the state’s expectations, we cannot be certain that the state will not seek to recover an amount in excess of our recorded liability.
Medicare
Risk Adjustment: Our Medicare premiums are subject to retroactive increase or decrease based on the health status of our Medicare members (as measured by member risk score). We estimate our members' risk scores and the related amount of Medicare revenue that will ultimately be realized for the periods presented based on our knowledge of our members’ health status, risk scores and federal Centers for Medicare and Medicaid Services (CMS) practices. Based on our estimates, we have recorded a net receivable of $19 million and a net payable of $4 million for anticipated Medicare risk adjustment premiums at June 30, 2016 and December 31, 2015, respectively.
Marketplace
Premium Stabilization Programs: The Affordable Care Act (ACA) established Marketplace premium stabilization programs effective January 1, 2014. These programs, commonly referred to as the "3R's," include a permanent risk adjustment program, a transitional reinsurance program, and a temporary risk corridor program. We record receivables or payables related to the 3R programs and the Minimum MLR when the amounts are reasonably estimable as described below, and, for receivables, collection is reasonably assured. Our receivables (payables) for each of these programs, as of the dates indicated, were as follows:

	June 30, 2016			December 31, 2015
	Current Benefit Year	Prior Benefit Years	Total
	(In millions)
Risk adjustment	$(220)	$(254)	$(474)	$(214)
Reinsurance	57	24	81	36
Risk corridor	(9)	(3)	(12)	(10)
Minimum MLR	(17)	(2)	(19)	(3)

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Risk adjustment: Under this permanent program, our health plans' composite risk scores are compared to the overall average risk score for the relevant state and market pool. Generally, our health plans will pay into the pool if their composite risk scores are below the average risk score, and will receive funds from the pool if their composite risk scores are above the average risk score. We estimate our ultimate premium based on insurance policy year-to-date experience, and recognize estimated premiums relating to the risk adjustment program as an adjustment to premium revenue in our consolidated statements of income. On June 30, 2016, CMS released the final update on risk adjustment and reinsurance payments for the 2015 benefit year, and we adjusted our accruals accordingly.

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Reinsurance: This program is designed to provide reimbursement to insurers for high cost members. Our health plans pay an annual contribution on a per-member basis, and are eligible for recoveries if claims for individual members exceed a specified threshold, up to a maximum amount. This three-year program will end on December 31, 2016. We recognize the assessments to fund the transitional reinsurance program as a reduction to premium revenue in our consolidated statements of income. We recognize recoveries under the reinsurance program as a reduction to medical care costs in our consolidated statements of income.

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Risk corridor: This program is intended to limit gains and losses of insurers by comparing allowable costs to a target amount as defined by the CMS. Variances from the target amount exceeding certain thresholds may result in amounts due to or receivables due from CMS. This three-year program will end on December 31, 2016. Due to uncertainties as to the amount of federal funding available to support the risk corridor program, we do not recognize amounts receivable under this program. All liabilities are recognized as incurred. We estimate our ultimate premium based on insurance policy year-to-date experience, and recognize estimated premiums relating to the risk corridor program as an adjustment to premium revenue in our consolidated statements of income.

Additionally, the ACA established a minimum annual medical loss ratio (Minimum MLR) of 80% for the Marketplace. The medical loss ratio represents medical costs as a percentage of premium revenue. What constitutes medical costs and premium revenue are specifically defined by federal regulations. If the Minimum MLR is not met, we may be required to pay rebates to our Marketplace policyholders. Each of the 3R programs is taken into consideration when computing the Minimum MLR. We recognize estimated rebates under the Minimum MLR as an adjustment to premium revenue in our consolidated statements of income.
Quality Incentives
At several of our health plans, revenue ranging from approximately 1% to 3% of certain health plan premiums is earned only if certain performance measures are met.
During the second quarter, we were informed by the Texas Department of Health and Human Services that it will not recoup any quality revenue for calendar years 2014, 2015, and 2016. Therefore, we recognized previously deferred quality revenue amounting to approximately $51 million in the second quarter of 2016. Of the $51 million adjustment, $44 million related to 2015 and 2014 dates of service, and $7 million related to the first quarter of 2016.
The following table quantifies the quality incentive premium revenue recognized for the periods presented, including the amounts earned in the periods presented and prior periods. Although the reasonably possible effects of a change in estimate related to quality incentive premium revenue as of June 30, 2016 are not known, we have no reason to believe that the adjustments to prior years noted below are not indicative of the potential future changes in our estimates as of June 30, 2016, other than the Texas quality revenue recognized in the second quarter of 2016 described above.

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(In millions)
Maximum available quality incentive premium - current period	$41	$28	$81	$58
Amount of quality incentive premium revenue recognized in current period:
Earned current period	$36	$11	$54	$21
Earned prior periods	49	11	54	11
Total	$85	$22	$108	32

Quality incentive premium revenue recognized as a percentage of total premium revenue	2.1%	0.7%	1.3%	0.5%

Income Taxes
The provision for income taxes is determined using an estimated annual effective tax rate, which is generally greater than the U.S. federal statutory rate primarily because of state taxes, nondeductible expenses such as the Health Insurer Fee (HIF), certain compensation, and other general and administrative expenses. The effective tax rate may be subject to fluctuations during the year, particularly as a result of the level of pretax earnings, and also as new information is obtained. Such information may affect the assumptions used to estimate the annual effective tax rate, including factors such as the mix of pretax earnings in the various tax jurisdictions in which we operate, valuation allowances against deferred tax assets, the recognition or the reversal of the recognition of tax benefits related to uncertain tax positions, and changes in or the interpretation of tax laws in jurisdictions where we conduct business. We recognize deferred tax assets and liabilities for temporary differences between the financial reporting basis and the tax basis of our assets and liabilities, along with net operating loss and tax credit carryovers.
Recent Accounting Pronouncements
Revenue Recognition. In May 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-12, Revenue from Contracts with Customers (Topic 606). The amendments, which address transition, collectibility, non-cash consideration and the presentation of sales and other similar taxes, do not change the core principles of ASU 2014-09, but rather address implementation issues and are intended to result in more consistent application. We intend to adopt this standard on January 1, 2018. We are evaluating the potential effects of the adoption to our financial statements.
In April 2016, the FASB issued ASU 2016-10, Identifying Performance Obligations and Licensing, which amends certain aspects of ASC 606, Revenue from Contracts with Customers. ASU 2016-10 amends step two of the new revenue standard’s five-step model to include guidance on immaterial promised goods or services, shipping and handling activities and identifying when promises represent performance obligations. ASU 2016-10 also provides guidance related to licensing such as, but not limited to, sales-based and usage-based royalties and renewals of license that provide a right to use intellectual property. We intend to adopt this standard on January 1, 2018. We are evaluating the potential effects of the adoption to our financial statements.
In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers - Principal vs. Agent Considerations, which amends the principal–versus–agent implementation guidance in ASC 606. ASU 2016-08 clarifies that an entity should evaluate whether it is the principal or agent for each specified good or service promised in a contract with a customer as defined in ASC 606. The entity must first identify each specified good or service to be provided to the customer and then assess whether it controls each specified good or service. The ASU also removed two of the five indicators used in evaluating control under the old guidance and reframes the remaining three indicators. We intend to adopt this standard on January 1, 2018. We are evaluating the potential effects of the adoption to our financial statements.
Credit Losses. In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments, which changes how companies measure credit losses on most financial instruments measured at amortized cost, such as loans, receivables and held-to-maturity debt securities. Rather than generally recognizing credit losses when it is probable that the loss has been incurred, the revised guidance requires companies to recognize an allowance for credit losses for the difference between the amortized cost basis of a financial instrument and the amount of amortized cost that the company expects to collect over the instrument's contractual life. ASU 2016-13 is effective for fiscal periods beginning after December 15, 2019 and must be adopted as a cumulative effect adjustment to retained earnings. Early adoption is permitted. We are evaluating the potential effects of the adoption to our financial statements.
Stock Compensation. In March 2016, the FASB issued ASU 2016-09, Compensation-Stock Compensation, which simplifies several aspects of accounting for employee share-based payment transactions, including the accounting for income taxes, forfeitures, statutory tax and classification in the statement of cash flows. ASU 2016-09 is effective for fiscal periods beginning after December 15, 2016 and must be adopted using the modified retrospective approach except for classification in the statement of cash flows, which must be adopted using either the prospective or retrospective approach. Early adoption is permitted. We are evaluating the potential effects of the adoption to our financial statements.
Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the American Institute of Certified Public Accountants, and the Securities and Exchange Commission (SEC) did not have, or are not believed by management to have, a material impact on our present or future consolidated financial statements.

Significant Accounting Policies
Cash and Cash Equivalents
Cash and cash equivalents consist of cash and short-term, highly liquid investments that are both readily convertible into known amounts of cash and have a maturity of three months or less on the date of purchase.
Investments
Our investments are principally held in debt securities, which are grouped into two separate categories for accounting and reporting purposes: available-for-sale securities, and held-to-maturity securities. Available-for-sale securities are recorded at fair value and unrealized gains and losses, if any, are recorded in stockholders’ equity as other comprehensive income, net of applicable income taxes. Held-to-maturity securities are recorded at amortized cost, which approximates fair value, and unrealized holding gains or losses are not generally recognized. Realized gains and losses and unrealized losses judged to be other than temporary with respect to available-for-sale and held-to-maturity securities are included in the determination of net income. The cost of securities sold is determined using the specific-identification method.
Our investment policy requires that all of our investments have final maturities of 10 years or less (excluding variable rate securities where interest rates may be periodically reset), and that the average maturity be three years or less. Investments and restricted investments are subject to interest rate risk and will decrease in value if market rates increase. Declines in interest rates over time will reduce our investment income.
In general, our available-for-sale securities are classified as current assets without regard to the securities’ contractual maturity dates because they may be readily liquidated. We monitor our investments for other-than-temporary impairment. For comprehensive discussions of the fair value and classification of our current and non-current investments, see Note 5, "Fair Value Measurements," Note 6, "Investments," and Note 10, "Restricted Investments."
Receivables
Receivables are readily determinable and because our creditors are primarily state governments, our allowance for doubtful accounts is immaterial. Any amounts determined to be uncollectible are charged to expense when such determination is made. See Note 7, "Receivables."
Property, Equipment, and Capitalized Software
Property and equipment are stated at historical cost. Replacements and major improvements are capitalized, and repairs and maintenance are charged to expense as incurred. Furniture and equipment are generally depreciated using the straight-line method over estimated useful lives ranging from three to seven years. Software developed for internal use is capitalized. Software is generally amortized over its estimated useful life of three years. Leasehold improvements are amortized over the term of the lease, or over their useful lives from five to 10 years, whichever is shorter. Buildings are depreciated over their estimated useful lives of 31.5 to 40 years. See Note 8, "Property, Equipment, and Capitalized Software."
As discussed below, the costs associated with certain of our Molina Medicaid Solutions segment equipment and software are capitalized and recorded as deferred contract costs. Such costs are amortized on a straight-line basis over the shorter of the useful life or the contract period.
Depreciation and Amortization
Depreciation and amortization related to our Health Plans segment is all recorded in "Depreciation and amortization" in the consolidated statements of income. Depreciation and amortization related to our Molina Medicaid Solutions segment is recorded within three different headings in the consolidated statements of income as follows:

•	Amortization of purchased intangibles relating to customer relationships is reported as amortization within the heading "Depreciation and amortization;"

•	Amortization of purchased intangibles relating to contract backlog is recorded as a reduction of "Service revenue;" and

•	Amortization of capitalized software is recorded within the heading "Cost of service revenue."
The following table presents all depreciation and amortization recorded in our consolidated statements of income, regardless of whether the item appears as depreciation and amortization, a reduction of revenue, or as cost of service revenue.

	Year Ended December 31,
	2015	2014	2013
	(In millions)
Depreciation, and amortization of capitalized software, continuing operations	$87	$75	$55
Amortization of intangible assets, continuing operations	17	18	18
Depreciation and amortization, continuing operations	104	93	73
Amortization recorded as reduction of service revenue	1	3	3
Amortization of capitalized software recorded as cost of service revenue	21	38	18
Depreciation and amortization reported in the statement of cash flows	$126	$134	$94

Long-Lived Assets, including Intangible Assets
Long-lived assets consist primarily of property, equipment, capitalized software and intangible assets. Finite-lived, separately-identified intangible assets acquired in business combinations are assets that represent future expected benefits but lack physical substance (such as purchased contract rights and provider contracts). Intangible assets are initially recorded at fair value and are then amortized on a straight-line basis over their expected useful lives, generally between two and 15 years.
Our intangible assets are subject to impairment tests when events or circumstances indicate that a finite-lived intangible asset’s (or asset group’s) carrying value may not be recoverable. Consideration is given to a number of potential impairment indicators. For example, our health plan subsidiaries have generally been successful in obtaining the renewal by amendment of their contracts in each state prior to the actual expiration of their contracts. However, there can be no assurance that these contracts will continue to be renewed.
Following the identification of any potential impairment indicators, to determine whether an impairment exists, we would compare the carrying amount of a finite-lived intangible asset with the undiscounted cash flows that are expected to result from the use of the asset or related group of assets. If it is determined that the carrying amount of the asset is not recoverable, the amount by which the carrying value exceeds the estimated fair value is recorded as an impairment.
No significant impairment charges relating to long-lived assets, including intangible assets, were recorded in the years ended December 31, 2015, 2014, and 2013.
Goodwill
Goodwill represents the amount of the purchase price in excess of the fair values assigned to the underlying identifiable net assets of acquired businesses. Goodwill is not amortized, but is subject to an annual impairment test. Tests are performed more frequently if events occur or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount.
To determine whether goodwill is impaired, we measure the fair values of our reporting units and compare them to the carrying values of the respective units, including goodwill. If the fair value is less than the carrying value of the reporting unit, then the implied value of goodwill would be calculated and compared with the carrying amount of goodwill to determine whether goodwill is impaired.
We estimate the fair values of our reporting units using discounted cash flows. To determine fair values, we must make assumptions about a wide variety of internal and external factors. Significant assumptions used in the impairment analysis include financial projections of free cash flow (including significant assumptions about operations, capital requirements and income taxes), long-term growth rates for determining terminal value, and discount rates.
No impairment charges relating to goodwill were recorded in the years ended December 31, 2015, 2014, and 2013.
Business Combinations
Accounting for acquisitions requires us to recognize separately from goodwill the assets acquired and the liabilities assumed at their acquisition date fair values. Goodwill as of the acquisition date is measured as the excess of consideration transferred over the net of the acquisition date fair values of the assets acquired and the liabilities assumed. While we use our best estimates and assumptions to accurately value assets acquired and liabilities assumed at the acquisition date, our estimates are inherently uncertain and subject to refinement. As a result, during the measurement period, which may be up to one year from the acquisition date, we record adjustments to the assets acquired and liabilities assumed with the corresponding offset to goodwill. Upon the conclusion of the measurement period or final determination of the values of assets acquired or liabilities assumed, whichever comes first, any subsequent adjustments are recorded to our consolidated statements of income. Refer to Note 4, "Business Combinations," for further details regarding our 2015 acquisitions.
Restricted Investments
Restricted investments, which consist of certificates of deposit and U.S. treasury securities, are designated as held-to-maturity and are carried at amortized cost, which approximates fair value. The use of these funds is limited to specific purposes as required by regulation in the various states in which we operate, or as protection against the insolvency of capitated providers. We have the ability to hold our restricted investments until maturity and, as a result, we would not expect the value of these investments to decline significantly due to a sudden change in market interest rates. See Note 10, "Restricted Investments."
Delegated Provider Insolvency
Circumstances may arise where providers to whom we have delegated risk are unable to pay claims they have incurred with third parties in connection with referral services (including hospital inpatient services) provided to our members. The inability of delegated providers to pay referral claims presents us with both immediate financial risk and potential disruption to member care. Depending on states’ laws, we may be held liable for such unpaid referral claims even though the delegated provider has contractually assumed such risk. Additionally, competitive pressures may force us to pay such claims even when we have no legal obligation to do so. To reduce the risk that delegated providers are unable to pay referral claims, we monitor the operational and financial performance of such providers. We also maintain contingency plans that include transferring members to other providers in response to potential network instability.
In certain instances, we have required providers to place funds on deposit with us as protection against their potential insolvency. These reserves are frequently in the form of segregated funds received from the provider and held by us or placed in a third-party financial institution. These funds may be used to pay claims that are the financial responsibility of the provider in the event the provider is unable to meet these obligations. Additionally, we have recorded liabilities for estimated losses arising from provider instability or insolvency in excess of provider funds on deposit with us. Such liabilities were not material at December 31, 2015 and 2014.
Premium Revenue - Health Plans
Premium revenue is generated primarily from our Medicaid, Medicare and Marketplace contracts, including agreements with other managed care organizations for which we operate as a subcontractor. Premium revenue is generally received based on per member per month (PMPM) rates established in advance of the periods covered. These premium revenues are recognized in the month that members are entitled to receive health care services, and premiums collected in advance are deferred. The state Medicaid programs and the federal Medicare program periodically adjust premium. Additionally, many of our contracts contain provisions that may adjust or limit revenue or profit, as described below. Consequently, we recognize premium revenue as it is earned under such provisions.
The following table summarizes premium revenue from continuing operations for the periods indicated:

	Year Ended December 31,
	2015		2014		2013
	Amount	% of Total	Amount	% of Total	Amount	% of Total
	(Dollars in millions)
California	$2,200	16.6%	$1,523	16.9%	$750	12.1%
Florida	1,199	9.0	439	4.9	265	4.3
Illinois	397	3.0	153	1.7	8	0.1
Michigan	1,067	8.1	781	8.7	676	11.0
New Mexico	1,237	9.3	1,076	11.9	447	7.2
Ohio	2,034	15.4	1,553	17.2	1,099	17.8
Puerto Rico	567	4.3	—	—	—	—
South Carolina	348	2.6	381	4.2	—	—
Texas	1,961	14.8	1,318	14.6	1,291	20.9
Utah	331	2.5	310	3.4	311	5.0
Washington	1,602	12.1	1,305	14.5	1,168	18.9
Wisconsin	261	2.0	156	1.7	143	2.3
Direct delivery	37	0.3	28	0.3	21	0.4
	$13,241	100.0%	$9,023	100.0%	$6,179	100.0%

Certain components of premium revenue are subject to accounting estimates and fall into the following categories:
Contractual Provisions That May Adjust or Limit Revenue or Profit
Medicaid
Medical Cost Floors (Minimums), Medical Cost Corridors, and Administrative Cost Ceilings (Maximums): A portion of certain premiums received by our health plans may be returned if certain minimum amounts are not spent on defined medical care costs. In the aggregate, we recorded a liability under the terms of such contract provisions of $224 million and $392 million at December 31, 2015 and December 31, 2014, respectively, to amounts due government agencies. Approximately $208 million of the liability accrued at December 31, 2015 relates to our participation in Medicaid expansion programs.
In certain circumstances, the health plans may receive additional premiums if amounts spent on medical care costs exceed a defined maximum threshold. We had $3 million recorded at December 31, 2015 relating to such provisions. No such receivables were recorded at December 31, 2014.
Profit Sharing and Profit Ceiling: Our contracts with certain states contain profit-sharing or profit ceiling provisions under which we refund amounts to the states if our health plans generate profit above a certain specified percentage, in some cases in accordance with a tiered rebate schedule. In some cases, we are limited in the amount of administrative costs that we may deduct in calculating the refund, if any. As a result of profits in excess of the amount we are allowed to retain, we recorded a liability of $10 million at December 31, 2015. The amount recorded at December 31, 2014 was insignificant.
Retroactive Premium Adjustments: In New Mexico, when members are retroactively enrolled into our health plan we earn revenue only to the extent of the actual medical costs incurred by us for services provided during those retroactive periods, plus a small percentage of that medical cost for administration and profit. This cost plus arrangement for members retroactively enrolled in our health plan first became effective July 1, 2014 (retroactive to January 1, 2014). We are paid normal monthly capitation rates for the retroactive eligibility periods, and the difference between those capitation rates and the amounts due us on a cost plus basis are periodically settled with the state. To date, no such settlement has been made with the state. Our New Mexico contract is not specific as to the definition of retroactive membership, and the amount we owe the state (or that the state owes us) for the difference between capitation received and amounts due us under the cost plus arrangement varies widely depending upon the definition of retroactive membership.
In August 2015 the state provided us with a request for payment under the terms of this contract provision for the period January 1, 2014 through December 31, 2014. That request was based upon definitions of retroactive membership that were at odds with our interpretations of that term. The New Mexico health plan reduced revenue by approximately $24 million in 2015 as a result of aligning more closely our definition of retroactive membership with the state's definition. Using the state's definition of retroactive membership, however, we estimate that the state will ultimately seek repayment of an amount that ranges from $15 million to $20 million higher than what we have accrued. We do not believe that any reasonable definition of retroactive membership supports the state's position, and expect to resolve this matter with payment of the amount we have accrued at December 31, 2015. We are currently engaged in discussions with the state regarding the appropriate amount, if any, owed to the state under this contract term.
Medicare
Risk Adjustment: Based on member encounter data that we submit to the Centers for Medicare and Medicaid Services (CMS), our Medicare premiums are subject to retroactive increase or decrease based upon member medical conditions for up to two years after the original year of service. We estimate the amount of Medicare revenue that will ultimately be realized for the periods presented based on our knowledge of our members’ health care utilization patterns and CMS practices. Based on our knowledge of member health care utilization patterns and expenses, we have recorded a net payable of $4 million and a net receivable of $8 million for anticipated Medicare risk adjustment premiums at December 31, 2015 and December 31, 2014, respectively.
Marketplace
Premium Stabilization Programs: The Affordable Care Act (ACA) established Marketplace premium stabilization programs effective January 1, 2014. These programs, commonly referred to as the "3R's," include a permanent risk adjustment program, a transitional reinsurance program, and a temporary risk corridor program.

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Permanent risk adjustment program: Under this permanent program, our health plans' risk scores are compared to the overall average risk score for the relevant state and market pool. Generally, our health plans will pay into the pool if their risk scores are below the average risk score, and will receive funds from the pool if their risk scores are above the average risk score. We estimate our ultimate premium based on insurance policy year-to-date experience, and recognize estimated premiums relating to the risk adjustment program as an adjustment to premium revenue in our consolidated statements of income.

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Transitional reinsurance program: This program is designed to provide reimbursement to insurers for high cost members. Our health plans pay an annual contribution on a per-member basis, and are eligible for recoveries if claims for individual members exceed a specified threshold, up to a maximum amount. This three-year program will end on December 31, 2016. We recognize the assessments to fund the transitional reinsurance program as a reduction to premium revenue in our consolidated statements of income. We recognize recoveries under the reinsurance program as a reduction to medical care costs in our consolidated statements of income.

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Temporary risk corridor program: This program is intended to limit gains and losses of insurers by comparing allowable costs to a target amount as defined by the U.S. Department of Health and Human Services (HHS). Variances from the target amount exceeding certain thresholds may result in amounts due to or receivables due from HHS. This three-year program will end on December 31, 2016. Due to uncertainties as to the amount of federal funding available to support the risk corridor program, we do not recognize amounts receivable under this program. All liabilities are recognized as incurred. We estimate our ultimate premium based on insurance policy year-to-date experience, and recognize estimated premiums relating to the risk corridor program as an adjustment to premium revenue in our consolidated statements of income.

Additionally, the ACA established a minimum annual medical loss ratio (Minimum MLR) of 80% for the Marketplace. The medical loss ratio represents medical costs as a percentage of premium revenue. What constitutes medical costs and premium revenue are specifically defined by federal regulations. If the Minimum MLR is not met, we may be required to pay rebates to our Marketplace policyholders. Each of the 3R programs is taken into consideration when computing the Minimum MLR. We recognize estimated rebates under the Minimum MLR as an adjustment to premium revenue in our consolidated statements of income.
We record receivables or payables related to the 3R programs and the Minimum MLR when the amounts are reasonably estimable as described above, and, for receivables, collection is reasonably assured.
Our receivables (payables) for each of these programs, as of the dates indicated, were as follows (in millions):

	December 31, 2015	December 31, 2014
Risk adjustment	$(214)	$(5)
Reinsurance	36	5
Risk corridor	(10)	—
Minimum MLR	(3)	—

Quality Incentives
At several of our health plans, revenue ranging from approximately 1% to 4% of certain health plan premiums is earned if certain performance measures are met.
The following table quantifies the quality incentive premium revenue recognized for the periods presented, including the amounts earned in the period presented and prior periods. Although the reasonably possible effects of a change in estimate related to quality incentive premium revenue as of December 31, 2015 are not known, we have no reason to believe that the adjustments to prior years noted below are not indicative of the potential future changes in our estimates as of December 31, 2015.

	Year Ended December 31,
	2015	2014	2013
	(In millions)
Maximum available quality incentive premium - current period	$118	$90	$63

Amount of quality incentive premium revenue recognized in current period:
Earned current period	$66	$40	$46
Earned prior periods	13	4	9
Total	$79	$44	$55

Total premium revenue recognized for state health plans with quality incentive premiums	$11,107	$7,084	$2,980

Medical Care Costs - Health Plans
Expenses related to medical care services are captured in the following categories:

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Fee-for-service expenses: Nearly all hospital services and the majority of our primary care and physician specialist services and LTSS costs are paid on a fee-for-service basis. Under fee-for-service arrangements, we retain the financial responsibility for medical care provided and incur costs based on actual utilization of services. Such expenses are recorded in the period in which the related services are dispensed. The costs of drugs administered in a physician or hospital setting that are not billed through our pharmacy benefit manager are included in fee-for-service costs.

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Pharmacy expenses: All drug, injectibles, and immunization costs paid through our pharmacy benefit manager are classified as pharmacy expenses. As noted above, drugs and injectibles not paid through our pharmacy benefit manager are included in fee-for-service costs, except in those limited instances where we capitate drug and injectible costs.

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Capitation expenses: Many of our primary care physicians and a small portion of our specialists and hospitals are paid on a capitated basis. Under capitation arrangements, we pay a fixed amount PMPM to the provider without regard to the frequency, extent, or nature of the medical services actually furnished. Under capitated arrangements, we remain liable for the provision of certain health care services. Capitation payments are fixed in advance of the periods covered and are not subject to significant accounting estimates. These payments are expensed in the period the providers are obligated to provide services. The financial risk for pharmacy services for a small portion of our membership is delegated to capitated providers.

•	Direct delivery expenses: All costs associated with our direct delivery of medical care are separately identified.

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Other medical expenses: All medically related administrative costs, certain provider incentive costs, and other health care expenses are classified as other medical expenses. Medically related administrative costs include, for example, expenses relating to health education, quality assurance, case management, care coordination, disease management, and 24-hour on-call nurses. Salary and benefit costs are a substantial portion of these expenses. For the years ended December 31, 2015, 2014, and 2013, medically related administrative costs were $398 million, $263 million, and $153 million, respectively.

The following table provides the details of our consolidated medical care costs from continuing operations for the periods indicated (dollars in millions, except PMPM amounts):

	Year Ended December 31,
	2015			2014			2013
	Amount	PMPM	% of Total	Amount	PMPM	% of Total	Amount	PMPM	% of Total
Fee-for-service	$8,572	$218.35	72.7%	$5,673	$202.87	70.2%	$3,612	$160.43	67.1%
Pharmacy	1,610	41.01	13.7	1,273	45.54	15.8	935	41.54	17.4
Capitation	982	25.02	8.3	748	26.77	9.3	604	26.83	11.2
Direct delivery	128	3.26	1.1	96	3.44	1.2	48	2.14	0.9
Other	502	12.79	4.2	286	10.22	3.5	181	8.05	3.4
Total	$11,794	$300.43	100.0%	$8,076	$288.84	100.0%	$5,380	$238.99	100.0%

Our medical care costs include amounts that have been paid by us through the reporting date, as well as estimated liabilities for medical care costs incurred but not paid by us as of the reporting date. Such medical care cost liabilities include, among other items, unpaid fee-for-service claims, capitation payments owed providers, unpaid pharmacy invoices, and various medically related administrative costs that have been incurred but not paid. We use judgment to determine the appropriate assumptions for determining the required estimates.
The most important element in estimating our medical care costs is our estimate for fee-for-service claims which have been incurred but not paid by us. These fee-for-service costs that have been incurred but have not been paid at the reporting date are collectively referred to as medical costs that are incurred but not paid (IBNP). Our IBNP claims reserve, as reported in our balance sheet, represents our best estimate of the total amount of claims we will ultimately pay with respect to claims that we have incurred as of the balance sheet date. We estimate our IBNP monthly using actuarial methods based on a number of factors. For further information, see Note 11, "Medical Claims and Benefits Payable."
We report reinsurance premiums as a reduction to premium revenue, while related reinsurance recoveries are reported as a reduction to medical care costs. We limit our risk of catastrophic losses by maintaining high deductible reinsurance coverage. Such reinsurance coverage does not relieve us of our primary obligation to our policyholders. We do not consider this coverage to be material because the cost is not significant and the likelihood that coverage will apply is low.
Taxes Based on Premiums
Health Insurer Fee. The federal government under the ACA imposes an annual fee, or excise tax, on health insurers for each calendar year. The HIF is based on a company's share of the industry's net premiums written during the preceding calendar year, and is non-deductible for income tax purposes. We recognize expense for the HIF over the year on a straight-line basis. Because we primarily serve individuals in government-sponsored programs, we must secure additional reimbursement from our state partners for this added cost. We recognize the related revenue when we have obtained a contractual commitment or payment from a state to reimburse us for the HIF; such HIF revenue is recognized ratably throughout the year.
Premium and Use Tax. Certain of our health plans are assessed a tax based on premium revenue collected. The premium revenues we receive from these states include the premium tax assessment. We have reported these taxes on a gross basis, as premium tax revenue and as premium tax expense in the consolidated statements of income.
Premium Deficiency Reserves on Loss Contracts
We assess the profitability of our contracts for providing medical care services to our members and identify those contracts where current operating results or forecasts indicate probable future losses. Anticipated future premiums are compared to anticipated medical care costs, including the cost of processing claims. If the anticipated future costs exceed the premiums, a loss contract accrual is recognized. No such accrual was recorded as of December 31, 2015 or 2014.
Service Revenue and Cost of Service Revenue — Molina Medicaid Solutions
The payments received by our Molina Medicaid Solutions segment under its state contracts are based on the performance of multiple services. The first of these is the design, development and implementation (DDI) of a Medicaid management information system (MMIS). An additional service, following completion of DDI, is the operation of the MMIS under a business process outsourcing (BPO) arrangement. When providing BPO services (which include claims payment and eligibility processing) we also provide the state with other services including both hosting and support, and maintenance.
We have evaluated our Molina Medicaid Solutions contracts to determine if such arrangements include a software element. Based on this evaluation, we have concluded that these arrangements do not include a software element, and are therefore multiple-element service arrangements.
Additionally, we evaluate each required deliverable under our multiple-element service arrangements to determine whether it qualifies as a separate unit of accounting. Such evaluation is generally based on whether the deliverable has standalone value to the customer. If the deliverable has standalone value, the arrangement’s consideration that is fixed or determinable is then allocated to each separate unit of accounting based on the relative selling price of each deliverable. In general, the consideration allocated to each unit of accounting is recognized as the related goods or services are delivered, limited to the consideration that is not contingent.
We have concluded that the various service elements in our Molina Medicaid Solutions contracts represent a single unit of accounting due to the fact that DDI, which is the only service performed in advance of the other services (all other services are performed over an identical period), does not have standalone value because our DDI services are not sold separately by any vendor and the customer could not resell our DDI services. Further, we have no objective and reliable evidence of fair value for any of the individual elements in these contracts, and at no point in the contract will we have objective and reliable evidence of fair value for the undelivered elements in the contracts. We lack objective and reliable evidence of the fair value of the individual elements of our Molina Medicaid Solutions contracts for the following reasons:

•
Each contract calls for the provision of its own specific set of services. While all contracts support the system of record for state MMIS, the actual services we provide vary significantly between contracts; and

•	The nature of the MMIS installed varies significantly between our older contracts (proprietary mainframe systems) and our new contracts (commercial off-the-shelf technology solutions).
Because we have determined the services provided under our Molina Medicaid Solutions contracts represent a single unit of accounting, and because we are unable to determine a pattern of performance of services during the contract period, we recognize all revenue (both the DDI and BPO elements) associated with such contracts on a straight-line basis over the period during which BPO, hosting, and support and maintenance services are delivered. Therefore, absent any contingencies as discussed in the following paragraph, or contract extensions, we would recognize all revenue associated with those contracts over the initial contract period. When a contract is extended, we generally consider the extension to be a continuation of the single unit of accounting; therefore, the deferred revenue as of the extension date is recognized prospectively over the new remaining term of the contract. In cases where there is no DDI element associated with our contracts, BPO revenue is recognized on a monthly basis as specified in the applicable contract or contract extension.
Provisions specific to each contract may, however, lead us to modify this general principle. In those circumstances, the right of the state to refuse acceptance of services, as well as the related obligation to compensate us, may require us to delay recognition of all or part of our revenue until that contingency (the right of the state to refuse acceptance) has been removed. In those circumstances, we defer recognition of any contingent revenue (whether DDI, BPO services, hosting, and support and maintenance services) until the contingency has been removed. These types of contingency features are present in our Maine and Idaho contracts, for example. In those states, we deferred recognition of revenue until the contingencies were removed.
Costs associated with our Molina Medicaid Solutions contracts include software related costs and other costs. With respect to software related costs, we apply the guidance for internal-use software and capitalize external direct costs of materials and services consumed in developing or obtaining the software, and payroll and payroll-related costs associated with employees who are directly associated with and who devote time to the computer software project. With respect to all other direct costs, such costs are expensed as incurred, unless corresponding revenue is being deferred. If revenue is being deferred, direct costs relating to delivered service elements are deferred as well and are recognized on a straight-line basis over the period of revenue recognition, in a manner consistent with our recognition of revenue that has been deferred. Such direct costs can include:

•	Transaction processing costs;

•	Employee costs incurred in performing transaction services;

•	Vendor costs incurred in performing transaction services;

•	Costs incurred in performing required monitoring of and reporting on contract performance;

•	Costs incurred in maintaining and processing member and provider eligibility; and

•	Costs incurred in communicating with members and providers.
The recoverability of deferred contract costs associated with a particular contract is analyzed on a periodic basis using the undiscounted estimated cash flows of the whole contract over its remaining contract term. If such undiscounted cash flows are insufficient to recover the long-lived assets and deferred contract costs, the deferred contract costs are written down by the amount of the cash flow deficiency. If a cash flow deficiency remains after reducing the balance of the deferred contract costs to zero, any remaining long-lived assets are evaluated for impairment. Any such impairment recognized would equal the amount by which the carrying value of the long-lived assets exceeds the fair value of those assets.
Income Taxes
The provision for income taxes is determined using an estimated annual effective tax rate, which is generally greater than the U.S. federal statutory rate primarily because of state and Puerto Rico taxes, nondeductible expenses under the Affordable Care Act Health Insurer Fee (HIF), nondeductible compensation and other general and administrative expenses. The effective tax rate may be subject to fluctuations during the year, particularly as a result of the level of pretax earnings, and also as new information is obtained. Such information may affect the assumptions used to estimate the annual effective tax rate, including factors such as the mix of pretax earnings in the various tax jurisdictions in which we operate, valuation allowances against deferred tax assets, the recognition or the reversal of the recognition of tax benefits related to uncertain tax positions, and changes in or the interpretation of tax laws in jurisdictions where we conduct business. We recognize deferred tax assets and liabilities for temporary differences between the financial reporting basis and the tax basis of our assets and liabilities, along with net operating loss and tax credit carryovers. For further discussion and disclosure, see Note 14, "Income Taxes."
Concentrations of Credit Risk
Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash and cash equivalents, investments, receivables, and restricted investments. We invest a substantial portion of our cash in the PFM Funds Prime Series — Institutional Class, and the PFM Funds Government Series. These funds represent a portfolio of highly liquid money market securities that are managed by PFM Asset Management LLC (PFM), a Virginia business trust registered as an open-end management investment fund. As of December 31, 2015 and 2014, our investments with PFM amounted to approximately $605 million and $321 million, respectively. Our investments and a portion of our cash equivalents are managed by professional portfolio managers operating under documented investment guidelines. Our portfolio managers must obtain our prior approval before selling investments where the loss position of those investments exceeds certain levels. Our investments consist primarily of investment-grade debt securities with a maximum maturity of 10 years and an average duration of three years or less. Restricted investments are invested principally in certificates of deposit and U.S. treasury securities. Concentration of credit risk with respect to accounts receivable is limited because our payors consist principally of the governments of each state in which our health plan subsidiaries operate.
Risks and Uncertainties
Our profitability depends in large part on our ability to accurately predict and effectively manage medical care costs. We continually review our medical costs in light of our underlying claims experience and revised actuarial data. However, several factors could adversely affect medical care costs. These factors, which include changes in health care practices, inflation, new technologies, major epidemics, natural disasters, and malpractice litigation, are beyond our control and may have an adverse effect on our ability to accurately predict and effectively control medical care costs. Costs in excess of those anticipated could have a material adverse effect on our financial condition, results of operations, or cash flows.
We operate health plans primarily as a direct contractor with the states (or Commonwealth), and in Los Angeles County, California, as a subcontractor to another health plan holding a direct contract with the state. We are therefore dependent upon a small number of contracts to support our revenue. The loss of any one of those contracts could have a material adverse effect on our financial position, results of operations, or cash flows. Our ability to arrange for the provision of medical services to our members is dependent upon our ability to develop and maintain adequate provider networks. Our inability to develop or maintain such networks might, in certain circumstances, have a material adverse effect on our financial position, results of operations, or cash flows.
Recent Accounting Pronouncements Not Yet Adopted
Leases. In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) ASU 2016-02, Leases. ASU 2016-02 amends the existing accounting standards for lease accounting, including requiring lessees to recognize most leases on their balance sheets and making targeted changes to lessor accounting. The ASU is effective for us beginning in the first quarter of 2019, and requires a modified retrospective transition approach. Early adoption is permitted; we are currently evaluating the potential effects of the adoption to our financial statements.
Financial Instruments. In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities, which will require public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes. Also, entities will have to assess the realizability of a deferred tax asset related to an available for sale debt security in combination with the entity’s other deferred tax assets. Effective for us in the first quarter of 2018, ASU 2016-01 is applied prospectively with a cumulative-effect adjustment to beginning retained earnings as of the beginning of the first reporting period in which the guidance is adopted. Early adoption is permitted in regards to certain provisions of the standard; we are evaluating the potential effects of the adoption to our financial statements.
Revenue Recognition. In July 2015, the FASB affirmed its proposal to defer the effective date of ASU 2014-09, Revenue from Contracts with Customers, for all entities by one year. As a result, public business entities will apply the new revenue standard to annual reporting periods beginning after December 15, 2017, and for interim reporting periods within annual reporting periods beginning after December 15, 2017. We intend to adopt this standard on January 1, 2018. We are currently evaluating our plan for adoption and its impact to our revenue recognition policies, procedures and control framework, and the resulting impact to our consolidated financial position, results of operations and cash flows.
Short-Duration Contracts. In May 2015, the FASB issued ASU 2015-09, Disclosures about Short-Duration Contracts, which will require additional disclosure on the liability for unpaid claims and claim adjustment expenses. We intend to adopt this standard effective for our annual report for the year ending December 31, 2016, and for interim periods thereafter. It requires additional disclosure only and will not have a significant impact to our consolidated financial statements.
Software Licenses. In April 2015, the FASB issued ASU 2015-05, Customer's Accounting for Fees Paid in a Cloud Computing Arrangement, which will require customers to determine whether a cloud computing arrangement includes the license of software by applying the same guidance cloud service providers use to make this determination. The ASU also eliminates the existing requirement for customers to account for software licenses they acquire by analogizing to the guidance on leases. This ASU will be effective for us in the first quarter of 2016, and is applied either prospectively or retrospectively. We are evaluating the potential effects of adoption to our financial statements.
Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the American Institute of Certified Public Accountants, and the SEC did not have, or are not believed by management to have, a material impact on our present or future consolidated financial statements.
Recent Accounting Pronouncements Adopted
Income Taxes. In the fourth quarter of 2015, we early adopted ASU 2015-17, Balance Sheet Classification of Deferred Taxes, which requires deferred tax assets and liabilities to be classified as non-current, in a classified statement of financial position. We have applied the guidance retrospectively to all periods presented. Such retrospective adoption had an insignificant impact to our consolidated balance sheets, and had no impact to our consolidated statements of income, stockholders’ equity, and cash flows.
Business Combinations. In the fourth quarter of 2015, we early adopted ASU 2015-16, Simplifying the Accounting for Measurement-Period Adjustments, which requires acquirers to recognize adjustments to provisional amounts identified during the measurement period (a reasonable time period after the acquisition date) in the reporting period in which such adjustment amounts are determined. For the year ended December 31, 2015, there was no impact to our consolidated financial statements.
Debt Issuance Costs. In the fourth quarter of 2015, we early adopted ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of such debt liability, consistent with debt discounts. In a subsequent Staff Announcement, the SEC announced that it would not object to the deferral and presentation of debt issuance costs relating to line-of-credit arrangements as an asset. We have applied the guidance retrospectively to all periods presented. Such retrospective adoption had an insignificant impact to our consolidated balance sheets, and had no impact to our consolidated statements of income, stockholders’ equity, and cash flows.